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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21409

                          Pioneer Municipal High Income Advantage Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2004 through March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                     PIONEER
                             -----------------------
                                    MUNICIPAL
                                      HIGH
                                     INCOME
                                    ADVANTAGE
                                      TRUST

                                     Annual
                                     Report

                                     3/31/05

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
---------------------------------------------------------------
Letter to Shareowners                                        1

Portfolio Summary                                            2

Performance Update                                           3

Portfolio Management Discussion                              5

Schedule of Investments                                      8

Financial Statements                                        18

Notes to Financial Statements                               22

Report of Independent Registered Public Accounting Firm     31

Results of Shareowner Meeting                               32

Factors Considered by the Independent Trustees in
Approving the Management Contract                           33

Trustees, Officers and Service Providers                    38

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 3/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
U.S. stocks moved higher for much of the first quarter, with the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average advancing to three-year highs in early March. But from that point on, soaring oil prices and the steady ratcheting up of interest rates overwhelmed sentiment and caused stocks to retrace their gains. The Dow Industrials and the S&P 500 each lost about two-and-a-half percent for the period, while the tech-heavy NASDAQ composite fell over eight percent.

With investors less welcoming of risk, large-capitalization stocks, viewed as more stable, held up better than small- and mid-sized issues, and value stocks were more resilient than growth stocks across all capitalization ranges.

Determined to prevent damaging inflation, the Federal Reserve Board has repeatedly raised short-term interest rates. As a result, bond returns were modestly negative in most sectors. Fixed-income investors also became more risk averse; high-yield and other corporate sectors retrenched after a run of stellar performance, while Treasuries and mortgage-backed securities showed small declines. Municipal revenue bonds trended higher against a backdrop of heavy new issuance by states and localities.

Higher U.S. interest rates enhanced the dollar's appeal and brought at least a pause in its long, sharp drop. But the stronger dollar meant muted returns for U.S. investors in overseas markets. Globally, economies rich in metals and other industrial commodities continued to thrive on heavy demand from China and elsewhere. Meanwhile, growth in Japan may have stalled, and Europe's expansion moved ahead slowly.

We believe that the U.S. economy and corporate earnings will continue to grow at a comfortable pace. And although oil prices and interest rates remain real concerns, Pioneer's global investment experts continue to find what we believe are attractive stocks and bonds for our domestic and international funds.

Expanding your opportunities

The quarter was like all others; different classes of investments delivered different returns. That's why allocating your portfolio across several investment categories is one way to seek wider opportunities. Pioneer's disciplined approach and growing range of products are designed to help you achieve that important objective. For thoughtful guidance on how to align your portfolio with your goals, contact your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Health                                                                     25.5%
Airport                                                                    16.3%
Insured                                                                    10.5%
Development                                                                10.5%
Tobacco                                                                     9.1%
Pollution Control                                                           8.7%
Transportation                                                              5.8%
Power                                                                       3.5%
Housing                                                                     2.7%
Water                                                                       2.2%
Facilities                                                                  2.2%
Education                                                                   1.6%
General Obligation                                                          1.2%
Other                                                                       0.2%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

 3-6 years                                                                 32.3%
 6-8 years                                                                 31.5%
 10+ years                                                                 19.1%
8-10 years                                                                 10.9%
 0-1 years                                                                  4.3%
 1-3 years                                                                  1.9%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

     BB & lower                                                            65.2%
         BBB                                                               19.5%
         AAA                                                               11.1%
         AA                                                                 2.3%
          A                                                                 1.7%
Cash Equivalents                                                            0.2%

The portfolio is actively managed and current holdings may be different.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/05
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share   3/31/05   3/31/04
                   $14.37    $15.05

Net Asset Value
per Common Share   3/31/05   3/31/04
                   $14.64    $14.51

Distributions per
Common Share         Income      Short-Term      Long-Term
(4/1/04 - 3/31/05)   Dividends   Capital Gains   Capital Gains
                     $1.125      $0.08509             $ -

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
 1.   Alaska State Housing Finance Corp., 6.0%, 6/1/49                     2.74%
--------------------------------------------------------------------------------
 2.   Massachusetts State Housing Finance Agency, 5.35%, 12/1/45           2.28
--------------------------------------------------------------------------------
 3.   Indiana State Development Finance Authority Revenue,
      5.75%, 10/1/11                                                       2.22
--------------------------------------------------------------------------------
 4.   New York State Environmental Facilities Corp., 5.0%, 6/15/33         2.18
--------------------------------------------------------------------------------
 5.    Miami-Dade County Aviation Revenue, 5.0%, 10/1/37                   2.17
--------------------------------------------------------------------------------
 6.   Port Seattle Washington Special Facilities Revenue, 5.0%,
       4/1/31                                                              2.15
--------------------------------------------------------------------------------
 7.   Valley Health System, 6.875%, 5/15/23                                2.12
--------------------------------------------------------------------------------
 8.   New Jersey Economic Development Authority Revenue,
       6.25%, 9/15/29                                                      2.12
--------------------------------------------------------------------------------
 9.   Dallas-Fort Worth International Airport Revenue, 6.0%, 11/1/14       2.11
--------------------------------------------------------------------------------
10.   Brazos River Authority Pollution Control Revenue, 6.75%,
       10/1/38                                                             1.99
--------------------------------------------------------------------------------

*This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/05
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Trust, compared to that of the Lehman Brothers Municipal Bond Index and Lehman Brothers Non-Investment Grade Municipal Bond Index.

------------------------------------------

Cumulative Total Returns
(As of March 31, 2005)

                     Net Asset     Market
Period                 Value       Price
Life-of-Trust
(10/20/03)            14.24%       7.13%
1 Year                 9.97        4.07

------------------------------------------


     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                       Pioneer         Lehman Brothers      Lehman Brothers
                 Municipal Advantage      Municipal      Non-Investment Grade
                  High Income Trust       Bond Index     Municipal Bond Index
10/31/2003             $10,000             $10,000              $10,000
                       $10,408             $10,363              $10,565
3/31/2005              $10,712             $10,639              $11,536

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities which includes preferred shares divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins October 31, 2003. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Lehman Brothers Non-Investment Grade Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, dated date greater than 12-31-90, deal size over $20 million, maturity size of at least $3 trillion. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/05
--------------------------------------------------------------------------------

Over the 12-month period ended March 31, 2005, shareowners in Pioneer Municipal High Income Advantage Trust participated in the solid performance of municipal bonds. In particular, shareowners were rewarded with a relatively high level of tax-free income. In the following interview, David Eurkus, a member of the management team for Pioneer Municipal High Income Advantage Trust, reviews the Trust's investment process, strategy and outlook.

Q: How did the Trust perform during the 12-month period ended March 31, 2005?

A: For the period, Pioneer Municipal High Income Advantage Trust produced a total return of 9.97% at net asset value and 4.07% at market price. As of March 31, 2005, the Trust was selling at a discount of market price to net asset value of 1.84%. The Lehman Brothers Municipal Bond Index returned 2.67% for the same period. At the end of the period, the Trust held 132 issues in 35 states, territories and the District of Columbia. On March 31, 2005, the Trust's 30-day SEC yield was 8.35%.

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   When reviewing the Trust's relative performance, it is important to note that the Lehman Brothers Municipal Bond Index tracks the performance only of investment-grade bonds and does not include below investment-grade bonds, which are a significant part of the portfolio.

Q: What was the investment environment like during the 12-month period?

A: Despite rising short-term interest rates and higher oil prices, economic growth continued to improve, although at a more moderate pace at the end of the fiscal year than at the beginning. In June 2004, the Federal Reserve began to reverse its accommodative monetary policy by raising the federal funds rate, the rate banks charge for overnight loans. Between June 2004 and March 31,

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/05                              (continued)
--------------------------------------------------------------------------------

   2005, the Fed boosted rates seven times, each time by 0.25%. The Fed's actions caused yields on securities with short-term maturities to rise; however, yields on securities with long-term maturities remained relatively stable.

Q: What strategies had the biggest positive impact on performance?

A: We diversified the Trust among securities in a variety of sectors that are fundamental to the growth of the U.S. economy. They primarily included health care, education, public power, energy and transportation. We maintained our strategy of investing in both high quality and lower quality (high-yield) securities. More than 35% of the portfolio's net assets were invested in investment-grade securities, those rated BBB or better. Almost 65% of net assets were invested in below investment-grade issues, those rated BB and lower. The strategy was instrumental in providing a steady stream of relatively high income to the Trust.

   When building the high-yield portion of the portfolio, we focused on sectors that had been hurt by problems in the economy and in their specific industries. Many companies had their debt downgraded by credit agencies, and that erosion of credit quality ratings created a large pool of securities that were attractively valued and that offered historically high yields. We viewed the large supply of lower quality bonds as an opportunity to purchase the debt of companies that were fundamentally sound and that had the potential to overcome their difficulties.

   We used a leveraging strategy as a way to generate additional income. Early in the fiscal year, historically low interest rates enabled the Trust to borrow funds at low rates and invest those funds in high-yield bonds. We sought bonds that, in our opinion, were undervalued and whose prices were likely to go up in an improving economic environment. The Trust not only benefited from the income that higher yielding bonds produced, but it was also helped by the price appreciation that those bonds provided as they increased in value. On March 31, 2005, about 31% of the Trust was leveraged.

Q: Were there disappointments?

A: There were no big disappointments. However, rapidly rising oil prices caused some erosion in the performance of the air transportation sector, as the cost of jet fuel substantially increased the

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   airlines' operating costs. News reports about the potential bankruptcies of some high profile airlines also had a negative influence on the transportation area of the market. The volatility in the sector, however, did not materially affect the Trust's performance.

Q: What is your outlook?

A: We believe economic growth will continue, but at a more moderate pace than in the past. While there may be some inflationary pressure, we do not expect it to be significant. The Federal Reserve has already indicated that it will continue raising rates at a measured pace. It is our opinion that this type of backdrop will be supportive for the bonds in the Trust. We expect to keep the Trust well diversified in a combination of below investment-grade and investment-grade bonds in a variety of economic sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Trust's primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Trust also may seek capital appreciation to the extent consistent with its primary investment objective. Distributions from sources other than interest income from the Trust's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. There can be no assurance that the Trust will achieve its investment objectives. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities".

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/05
--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                               Value
                              TAX EXEMPT OBLIGATIONS - 142.3% of Net Assets
                              Alabama - 2.1%
$5,000,000      AAA/Aaa       Birmingham Alabama Waterworks & Sewer
                                 Revenue, 5.0%, 1/1/43                             $  5,073,400
 3,450,000      NR/NR         Huntsville Carlton Cove Alabama Special Care
                                 Facilities Financing Authority, 8.125%, 11/15/31     2,049,956
                                                                                   ------------
                                                                                   $  7,123,356
                                                                                   ------------
                              Alaska - 3.9%
12,500,000      AAA/Aaa       Alaska State Housing Finance Corp., 6.0%, 6/1/49     $ 12,953,875
                                                                                   ------------
                              Arizona - 6.1%
 5,000,000      NR/NR         Casa Grande Industrial Development Authority,
                                 Hospital Revenue, 7.625%, 12/1/29                 $  5,237,950
 3,130,000      B-/NR         Coconino County Arizona Pollution Control Corp.,
                                 Revenue, 5.35%, 10/1/22                              3,028,838
 1,615,000      B-/NR         Coconino County Arizona Pollution Control Corp.,
                                 Revenue, 6.375%, 10/1/36                             1,643,117
 7,500,000      BB-/Ca        Gila County Industrial Development Authority
                                 Revenue, 5.55%, 1/1/27                               6,805,125
 1,000,000      NR/Baa3       Pima County Industrial Development Authority,
                                 6.3%, 7/1/31                                         1,019,830
 1,570,000      NR/Baa3       Pima County Industrial Development Authority,
                                 6.75%, 7/1/31                                        1,631,261
 1,000,000      NR/NR         Pima County Industrial Development Authority,
                                 7.5%, 7/1/34                                         1,002,800
                                                                                   ------------
                                                                                   $ 20,368,921
                                                                                   ------------
                              California - 3.9%
 2,680,000      BBB/Baa3      Golden State Tobacco Securitization Corp.,
                                 6.75%, 6/1/39                                     $  2,825,658
10,000,000      B+/NR         Valley Health System Hospital Revenue,
                                 6.875%, 5/15/23                                     10,019,000
                                                                                   ------------
                                                                                   $ 12,844,658
                                                                                   ------------
                              Colorado - 2.1%
 2,850,000      BBB/Baa3      Denver Health & Hospital Authority Healthcare
                                 Revenue, 6.0%, 12/1/31                            $  2,949,266
 3,650,000      BB+/Ba1       Northwest Parkway Public Highway Authority,
                                 7.125%, 6/15/41                                      3,899,186
                                                                                   ------------
                                                                                   $  6,848,452
                                                                                   ------------

8   The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              Connecticut - 0.9%
$3,000,000      NR/NR         Bridgeport Connecticut Senior Living Facilities
                                 Revenue, 7.25%, 4/1/35                             $  3,002,370
                                                                                    ------------
                              District of Columbia - 2.1%
 2,700,000      BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                 Corp., 6.5%, 5/15/33                               $  2,847,879
 4,000,000      BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                 Corp., 6.75%, 5/15/40                                 4,150,360
                                                                                    ------------
                                                                                    $  6,998,239
                                                                                    ------------
                              Florida - 6.1%
 3,415,000      CC/C          Hillsborough County Florida Aviation Authority
                                 Revenue, 6.8%, 1/1/24                              $  1,502,600
 4,500,000      BBB-/Baa2     Hillsborough County Florida Industrial Development
                                 Authority Pollution Control Revenue,
                                 5.5%, 10/1/23                                         4,606,785
 2,000,000      NR/NR         Hillsborough County Florida Industrial Development
                                 Authority Pollution Control Revenue,
                                 6.75%, 7/1/29                                         1,934,960
   500,000      BB+/NR        Miami Beach Health Facilities Authority,
                                 5.375%, 11/15/28                                        453,635
 1,500,000      BB+/Ba2       Miami Beach Health Facilities Authority,
                                 6.7%, 11/15/19                                        1,601,565
10,000,000      AAA/Aaa       Miami-Dade County Aviation Revenue,
                                 5.0%, 10/1/37                                        10,239,300
                                                                                    ------------
                                                                                    $ 20,338,845
                                                                                    ------------
                              Georgia - 2.3%
 2,500,000      NR/NR         Brunswick & Glynn County Development Authority
                                 Revenue, 7.125%, 1/1/25                            $  2,609,350
 1,065,000      NR/Ba3        Effingham County Industrial Development Authority,
                                 6.5%, 6/1/31                                          1,115,982
   450,000      CC/Ca         Fulton County Development Authority Special
                                 Facilities Revenue, 5.30%, 5/1/13                       166,500
 3,400,000      CC/Ca         Fulton County Development Authority Special
                                 Facilities Revenue, 6.85%, 11/1/07                    2,006,000
 1,650,000      NR/NR         Savannah Georgia Economic Development
                                 Authority Revenue, 7.4%, 1/1/34                       1,707,717
                                                                                    ------------
                                                                                    $  7,605,549
                                                                                    ------------
                              Guam - 1.6%
 5,000,000      B+/Ba3        Northern Mariana Islands, 6.75%, 10/1/33              $  5,433,300
                                                                                    ------------

   The accompanying notes are an integral part of these financial statements.  9

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/05                                      (continued)
--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                               Value
                              Idaho - 2.4%
$2,000,000      BB+/Ba3       Power County Industrial Development Corp.,
                                 6.45%, 8/1/32                                     $  2,043,580
 5,920,000      BB+/Ba3       Power County Pollution Control Revenue,
                                 5.625%, 10/1/14                                      5,945,870
                                                                                   ------------
                                                                                   $  7,989,450
                                                                                   ------------
                              Illinois - 5.4%
 4,000,000      NR/NR         Centerpoint Intermodal Center, 8.0%,
                                 6/15/23 (144A)                                    $  3,875,880
 2,340,000      NR/Baa2       Illinois Educational Facilities Authority Student
                                 Housing Revenue, 6.25%, 5/1/34                       2,394,194
 1,645,000      NR/NR         Illinois Health Facilities Authority Revenue,
                                 5.5%, 11/15/19                                       1,461,796
 1,530,000      NR/B2         Illinois Health Facilities Authority Revenue,
                                 6.7%, 3/1/14                                         1,502,782
 2,400,000      NR/B2         Illinois Health Facilities Authority Revenue,
                                 6.75%, 3/1/24                                        2,272,608
 1,500,000      NR/NR         Illinois Health Facilities Authority Revenue,
                                 6.9%, 11/15/33                                       1,526,190
 5,585,000      CCC/Caa1      Illinois Health Facilities Authority Revenue,
                                 7.0%, 1/1/15                                         4,989,918
                                                                                   ------------
                                                                                   $ 18,023,368
                                                                                   ------------
                              Indiana - 5.7%
 1,200,000      BB+/Ba3       Indiana State Development Finance Authority
                                 Pollution Control Revenue, 7.25%, 11/1/11         $  1,272,720
10,000,000      BB+/Ba3       Indiana State Development Finance Authority
                                 Revenue, 5.75%, 10/1/11                             10,519,400
 5,000,000      NR/Ba3        Jasper County Industrial Economic Development
                                 Revenue, 5.6%, 4/1/29                                4,824,250
 2,385,000      NR/NR         Vincennes Industrial Economic Development
                                 Revenue, 6.25%, 1/1/24                               2,345,719
                                                                                   ------------
                                                                                   $ 18,962,089
                                                                                   ------------
                              Kentucky - 1.4%
   500,000      BB-/NR        Kentucky Economic Development Finance Authority
                                 Hospital System Revenue, 5.7%, 10/1/10            $    498,765
 4,400,000      BB-/NR        Kentucky Economic Development Finance Authority
                                 Hospital System Revenue, 5.875%, 10/1/22             4,109,820
                                                                                   ------------
                                                                                   $  4,608,585
                                                                                   ------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                               Value
                              Louisiana - 3.0%
$  750,000      BBB+/NR       Opelousas Louisiana General Hospital Authority
                                 Revenue, 5.75%, 10/1/23                           $    763,898
 9,415,000      BBB/Baa3      Tobacco Settlement Financing Corp., 5.875%,
                                 5/15/39                                              9,298,066
                                                                                   ------------
                                                                                   $ 10,061,964
                                                                                   ------------
                              Massachusetts - 7.9%
 3,900,000      AAA/Aaa       Lynn Massachusetts Water & Sewer Commission
                                 General Revenue, 5.0%, 12/1/32                    $  4,024,293
 2,195,000      BBB-/Baa3     Massachusetts Health & Educational Facilities
                                 Authority Revenue, 5.375%, 7/15/28                   2,073,748
 1,000,000      BBB-/Baa3     Massachusetts Health & Educational Facilities
                                 Authority Revenue, 6.35%, 7/15/32                    1,039,210
 1,740,000      BB/NR         Massachusetts State Development Finance
                                 Agency, 5.25%, 10/1/18                               1,575,518
 1,990,000      NR/Ba2        Massachusetts State Development Finance
                                 Agency, 6.0%, 11/1/28                                1,907,415
 4,900,000      NR/NR         Massachusetts State Development Finance
                                 Agency, 7.1%, 7/1/32                                 4,739,084
10,760,000      AA-/Aa3       Massachusetts State Housing Finance Agency,
                                 5.35%, 12/1/45                                      10,763,336
                                                                                   ------------
                                                                                   $ 26,122,604
                                                                                   ------------
                              Michigan - 4.9%
 3,000,000      BBB/Baa2      Delta County Michigan Economic Development
                                 Corp., 6.25%, 4/15/27                             $  3,375,450
 3,000,000      BB/NR         Macomb County Hospital Finance Authority,
                                 5.875%, 11/15/34                                     2,837,250
 4,130,000      B/Ba3         Michigan State Hospital Finance Authority
                                 Revenue, 5.25%, 8/15/23                              3,806,745
 1,000,000      NR/NR         Michigan State Strategic Fund Solidwaste Disposal
                                 Revenue, 7.375%, 1/15/22                             1,055,230
 3,000,000      NR/NR         Wayne Charter County Michigan Special Airport
                                 Facilities Revenue, 6.0%, 12/1/29                    2,340,720
 3,405,000      NR/NR         Wayne Charter County Michigan Special Airport
                                 Facilities Revenue, 6.75%, 12/1/15                   2,967,968
                                                                                   ------------
                                                                                   $ 16,383,363
                                                                                   ------------

  The accompanying notes are an integral part of these financial statements.  11

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/05                                      (continued)
--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              Minnesota - 1.3%
$4,800,000      NR/NR         Minneapolis/St. Paul Metropolitan Airports,
                                 7.0%, 4/1/25                                       $  4,375,968
                                                                                    ------------
                              Nevada - 2.4%
 2,425,000      B-/NR         Clark County Industrial Development Revenue,
                                 5.5%, 10/1/30                                      $  2,341,265
 2,500,000      B-/NR         Clark County Industrial Development Revenue,
                                 5.9%, 11/1/32                                         2,443,950
 1,600,000      NR/NR         Nevada State Department of Business & Industry,
                                 7.25%, 1/1/23                                         1,666,976
 1,000,000      NR/NR         Nevada State Department of Business & Industry,
                                 7.375%, 1/1/30                                        1,044,010
   500,000      NR/NR         Nevada State Department of Business & Industry,
                                 7.375%, 1/1/40                                          519,575
                                                                                    ------------
                                                                                    $  8,015,776
                                                                                    ------------
                              New Hampshire - 1.6%
 1,000,000      A/NR          New Hampshire Health & Educational Facilities
                                 Authority Revenue, 5.375%, 1/1/34                  $  1,016,660
 1,125,000      NR/NR         New Hampshire Health & Educational Facilities
                                 Authority Revenue, 5.875%, 7/1/34                     1,135,485
 3,000,000      NR/NR         New Hampshire Higher Educational & Health
                                 Facilities Authority Revenue, 6.25%, 1/1/18           2,971,110
                                                                                    ------------
                                                                                    $  5,123,255
                                                                                    ------------
                              New Jersey - 7.2%
13,000,000      B/Caa2        New Jersey Economic Development Authority
                                 Revenue, 6.25%, 9/15/29                            $ 10,015,070
 2,500,000      BBB/Baa1      New Jersey Health Care Facilities Financing
                                 Authority Revenue, 5.375%, 7/1/33                     2,549,825
 1,420,000      CCC/B3        New Jersey Health Care Facilities Financing
                                 Authority Revenue, 7.5%, 7/1/21                       1,395,349
 1,000,000      BBB/Baa3      Tobacco Settlement Financing Corp., 6.25%, 6/1/43        1,008,150
 3,250,000      BBB/Baa3      Tobacco Settlement Financing Corp., 6.75%, 6/1/39        3,420,202
 5,000,000      BBB/Baa3      Tobacco Settlement Financing Corp., 7.0%, 6/1/41         5,355,200
                                                                                    ------------
                                                                                    $ 23,743,796
                                                                                    ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                             Value
                              New York - 10.5%
$3,000,000      NR/NR         Dutchess County Industrial Development Agency
                                 Revenue, 7.5%, 3/1/29                           $  3,091,680
 5,000,000      A/A3          Nassau County New York Industrial Development
                                 Agency Revenue, 5.25%, 6/1/27                      5,119,650
 6,980,000      BB+/Ba2       New York City Industrial Development Agency,
                                 5.25%, 12/1/32                                     5,814,549
 2,000,000      A/NR          New York City Industrial Development Agency,
                                 5.375%, 6/1/23                                     2,047,140
 2,000,000      CCC/Caa2      New York City Industrial Development Agency,
                                 6.9%, 8/1/24                                       1,500,060
 3,750,000      BB-/Ba2       New York City Industrial Development Agency,
                                 7.625%, 12/1/32                                    3,924,112
 3,000,000      NR/NR         New York City Industrial Development Agency,
                                 7.8%, 1/1/16                                       3,130,050
10,000,000      AAA/Aaa       New York State Environmental Facilities Corp.,
                                 5.0%, 6/15/33                                     10,311,500
                                                                                 ------------
                                                                                 $ 34,938,741
                                                                                 ------------
                              North Carolina - 3.3%
11,250,000      NR/NR         Charlotte North Carolina Special Facilities
                                 Revenue, 5.6%, 7/1/27                           $  5,835,937
 7,140,000      NR/NR         Charlotte North Carolina Special Facilities
                                 Revenue, 7.75%, 2/1/28                             4,998,000
                                                                                 ------------
                                                                                 $ 10,833,937
                                                                                 ------------
                              Ohio - 2.4%
 3,900,000      B/NR          Belmont County Health System Revenue,
                                 5.7%, 1/1/13                                    $  3,617,796
 1,000,000      B/NR          Belmont County Health System Revenue,
                                 5.8%, 1/1/18                                         889,690
 5,000,000      B-/Caa2       Cleveland Airport Special Revenue,
                                 5.375%, 9/15/27                                    3,576,500
                                                                                 ------------
                                                                                 $  8,083,986
                                                                                 ------------
                              Oklahoma - 1.2%
 2,500,000      BB/NR         Jackson County Memorial Hospital Authority
                                 Revenue, 7.3%, 8/1/15                           $  2,564,775
 1,500,000      B-/Caa2       Tulsa Municipal Airport Transportation Revenue,
                                 7.35%, 12/1/11                                     1,475,835
                                                                                 ------------
                                                                                 $  4,040,610
                                                                                 ------------

  The accompanying notes are an integral part of these financial statements.  13

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/05                                      (continued)
--------------------------------------------------------------------------------

                 S&P/
                 Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Oregon - 5.0%
$ 5,900,000      NR/NR         Klamath Falls Electric Revenue, 5.75%, 1/1/13      $  5,979,414
  8,000,000      NR/NR         Klamath Falls Electric Revenue, 6.0%, 1/1/25          8,026,080
  2,500,000      NR/NR         Western Generation Agency Cogeneration Project
                                  Revenue, 7.125%, 1/1/21                            2,562,500
                                                                                  ------------
                                                                                  $ 16,567,994
                                                                                  ------------
                               Pennsylvania - 7.0%
  3,000,000      B/B1          Allegheny County Hospital Development Authority
                                  Revenue, 9.25%, 11/15/22                        $  3,522,630
    500,000      B/B1          Allegheny County Hospital Development Authority
                                  Revenue, 9.25%, 11/15/30                             587,105
  1,000,000      BBB-/NR       Clarion County Hospital Authority Revenue,
                                  5.625%, 7/1/21                                       923,630
  3,735,000      BB-/NR        Columbia County Hospital Authority Revenue,
                                  5.85%, 6/1/24                                      3,285,829
  1,250,000      BBB/Ba2       Hazleton Health Services Authority Hospital
                                  Revenue, 6.125%, 7/1/16                            1,198,437
  3,360,000      NR/Baa3       Montgomery County Higher Education & Health
                                  Authority Hospital Revenue, 6.6%, 7/1/10           3,487,781
  1,430,000      BB+/NR        Pennsylvania Economic Development Financing
                                  Authority Revenue, 5.125%, 6/1/18                  1,225,896
  1,805,000      BB+/NR        Pennsylvania Economic Development Financing
                                  Authority Revenue, 5.3%, 6/1/10                    1,739,352
  2,330,000      BB+/NR        Pennsylvania Economic Development Financing
                                  Authority Revenue, 5.35%, 6/1/11                   2,203,318
  1,300,000      B-/B2         Philadelphia Hospitals & Higher Education
                                  Facilities Authority Revenue, 6.2%, 5/1/11         1,165,177
  2,005,000      B-/NR         Scranton-Lackawanna Health & Welfare Authority
                                  Revenue, 6.1%, 7/1/11                              1,817,412
  2,245,000      B-/NR         Scranton-Lackawanna Health & Welfare Authority
                                  Revenue, 6.15%, 7/1/12                             2,016,055
                                                                                  ------------
                                                                                  $ 23,172,622
                                                                                  ------------
                               Rhode Island - 3.0%
  1,760,000      NR/NR         Central Falls Rhode Island Detention Facilities
                                  Revenue, 10.0%, 2/15/35                         $  1,738,018
  8,285,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                                  6.25%, 6/1/42                                      8,326,839
                                                                                  ------------
                                                                                  $ 10,064,857
                                                                                  ------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              South Carolina - 6.1%
$1,500,000      B-/NR         Connector 2000 Association Inc., Toll Road
                                 Revenue, 5.375%, 1/1/38                            $  1,252,545
 1,600,000      BBB/NR        Loris Community Hospital District,
                                 5.625%, 1/1/29                                        1,544,000
 1,000,000      BBB-/NR       South Carolina Educational Facilities Authority
                                 Revenue, 5.75%, 3/1/29                                1,034,470
 8,000,000      BBB/Baa1      South Carolina Jobs Economic Development
                                 Authority Revenue, 6.375%, 8/1/34                     8,537,600
 3,000,000      NR/NR         South Carolina Jobs Economic Development
                                 Authority Revenue, 8.0%, 10/1/31                      3,241,740
 4,400,000      BBB/Baa3      Tobacco Settlement Revenue Management,
                                 6.375%, 5/15/30                                       4,565,704
                                                                                    ------------
                                                                                    $ 20,176,059
                                                                                    ------------
                              Tennessee - 2.5%
 1,000,000      BBB+/Baa2     Johnson City Health & Educational Facilities Board
                                 Hospital Revenue, 7.5%, 7/1/33                     $  1,179,750
 7,000,000      NR/Baa3       Knox County Health Educational & Housing
                                 Facilities Board Hospital Revenue,
                                 6.5%, 4/15/31                                         7,206,920
                                                                                    ------------
                                                                                    $  8,386,670
                                                                                    ------------
                              Texas - 20.8%
11,300,000      CCC/Caa2      Alliance Airport Authority Special Facilities
                                 Revenue, 7.5%, 12/1/29                             $  7,961,076
 8,650,000      BBB/Baa2      Brazos River Authority Pollution Control Revenue,
                                 6.75%, 10/1/38                                        9,427,808
13,885,000      CCC/Caa2      Dallas-Fort Worth International Airport Revenue,
                                 6.0%, 11/1/14                                        10,000,810
19,280,000      CC/Ca         Dallas-Fort Worth International Airport Revenue,
                                 7.125%, 11/1/26                                       7,133,600
 4,000,000      NR/Aaa        Edgewood Independent School District,
                                 5.0%, 2/15/34                                         4,088,920
10,000,000      B-/Caa2       Houston Texas Airport System Revenue,
                                 6.75%, 7/1/29                                         8,254,100
 7,750,000      BBB-/Ba2      Matagorda County Navigation District Number 1
                                 Revenue, 5.95%, 5/1/30                                7,818,278
 4,835,000      BB-/Ca        Nueces River Authority Environmental Improvement
                                 Revenue, 5.6%, 4/1/18                                 4,521,354

  The accompanying notes are an integral part of these financial statements.  15

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/05                                      (continued)
--------------------------------------------------------------------------------

                  S&P/
                  Moody's
Principal         Ratings
Amount            (unaudited)                                                                Value
                                Texas (continued)
  $ 3,355,000     BB-/Ca        Nueces River Authority Environmental Improvement
                                   Revenue, 5.6%, 1/1/27                             $   3,091,599
    1,910,000     NR/Ba1        Panhandle Texas Regional Housing Finance,
                                   8.125%, 3/1/31                                        1,957,826
    5,000,000     NR/Baa3       Tomball Hospital Authority, 6.0%, 7/1/25                 5,017,500
                                                                                     -------------
                                                                                     $  69,272,871
                                                                                     -------------
                                Virginia - 0.5%
    1,555,000     BB/NR         Pocahontas Parkway Association of Virginia Toll
                                   Road Revenue, 5.25%, 8/15/09                      $   1,599,799
                                                                                     -------------
                                Washington - 5.1%
   10,000,000     AAA/Aaa       Port Seattle Washington Special Facilities
                                   Revenue, 5.0%, 4/1/31                             $  10,160,800
    5,500,000     NR/NR         Port Seattle Washington Special Facilities
                                   Revenue, 7.25%, 4/1/30                                5,160,870
    1,450,000     BBB/Baa3      Tobacco Settlement Authority Revenue,
                                   6.5%, 6/1/26                                          1,509,407
                                                                                     -------------
                                                                                     $  16,831,077
                                                                                     -------------
                                Wisconsin - 0.6%
    1,000,000     NR/NR         Wisconsin State Health & Educational Facilities
                                   Authority Revenue, 6.125%, 4/1/24                 $     981,100
    1,000,000     NR/NR         Wisconsin State Health & Educational Facilities
                                   Authority Revenue, 6.25%, 4/1/34                        974,940
                                                                                     -------------
                                                                                     $   1,956,040
                                                                                     -------------
                                TOTAL TAX-EXEMPT OBLIGATIONS
                                (Cost $460,353,930)                                  $ 472,853,046
                                                                                     -------------
Shares                          TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.3%
                                of Net Assets
      972,496                   BlackRock Provident Institutional Municipal Fund     $     972,496
                                                                                     -------------
                                TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                                (Cost $972,496)                                      $     972,496
                                                                                     -------------
                                TOTAL INVESTMENTS IN SECURITIES - 142.6%
                                (Cost $461,326,426) (a)(b)                           $ 473,825,542
                                                                                     -------------
                                OTHER ASSETS AND LIABILITIES - 2.6%                  $   8,548,760
                                                                                     -------------
                                PREFERRED SHARES AT
                                REDEMPTION VALUE - (45.2)%                           $(150,000,000)
                                                                                     -------------
                                NET ASSETS APPLICABLE TO COMMON
                                SHAREOWNERS - 100.0%                                 $ 332,374,302
                                                                                     =============

16  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(144A) Security is exempt from registration under Rule 144A and of the Securities Act of 1933. Such securities may be resold normally to qualified institutional exempt from registration. At March 31, 2005, the value of these securities amounted to $3,875,880, or 1.2% of total net assets applicable to common shareowners.


NR     Security not rated by S&P or Moody's.


(a) The concentration of investments by type of obligation/market sector is as follows:

       Insured                            10.5%
       General Obligation                  1.2
       Revenue Bonds:
        Health Revenue                    25.5
        Airport Revenue                   16.3
        Development Revenue               10.5
        Tobacco Revenue                    9.1
        Pollution Control Revenue          8.7
        Transportation Revenue             5.8
        Power Revenue                      3.5
        Housing Revenue                    2.7
        Water Revenue                      2.2
        Facilities Revenue                 2.2
        Education Revenue                  1.6
        Other                              0.2
                                         -----
                                         100.0%
                                         =====


(b)    At March 31, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $459,993,919 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an excess
       of value over tax cost                                                                 $27,226,409

       Aggregate gross unrealized loss for all investments in which there is an excess
       of tax cost over value                                                                 (13,394,786)
                                                                                              -----------
       Net unrealized gain                                                                    $13,831,623
                                                                                              ===========

For financial reporting purposes net unrealized gain on investments was $12,499,116 and cost of investments aggregated $461,326,426

Purchases and sales of securities (excluding temporary cash investments) for the period ended March 31, 2005, aggregated $176,135,580 and $176,857,408, respectively.


  The accompanying notes are an integral part of these financial statements.  17

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/05
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $461,326,426)        $473,825,542
  Cash                                                              1,923,464
  Receivables -
   Interest                                                        10,449,146
  Unrealized appreciation on interest rate swaps                    1,633,520
  Prepaid expenses                                                     40,125
                                                                 ------------
     Total assets                                                $487,871,797
                                                                 ------------
LIABILITIES:
  Payables -
   Investment securities purchased                               $  3,000,000
  Dividends payable to common shareowners                           2,127,942
  Due to affiliate                                                    223,833
  Administration fee payable                                           28,810
  Accrued expenses                                                    116,910
                                                                 ------------
     Total liabilities                                           $  5,497,495
                                                                 ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to
   6,000 shares                                                  $150,000,000
                                                                 ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                $323,040,117
  Undistributed net investment income                                 928,286
  Accumulated net realized loss on investments and interest
   rate swaps                                                      (5,726,737)
  Net unrealized gain on investments                               12,499,116
  Net unrealized gain on interest rate swaps                        1,633,520
                                                                 ------------
   Net assets applicable to common shareowners                   $332,374,302
                                                                 ============
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $332,374,302/22,698,047 common shares                 $      14.64
                                                                 ============

18  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/05

INVESTMENT INCOME:
  Interest                                                           $ 32,149,059
                                                                     ------------
EXPENSES:
  Management fees                                 $  2,805,635
  Administration fees and reimbursement                363,259
  Transfer agent fees and expenses                      48,379
  Auction agent fees                                   390,432
  Custodian fees                                        20,889
  Registration fees                                     24,329
  Professional fees                                     55,722
  Printing expense                                      26,543
  Trustees' fees                                        12,105
  Miscellaneous                                         38,195
                                                  ------------
     Total expenses                                                  $  3,785,488
       Less management fees waived and
         expenses reimbursed by Pioneer
         Investment Management, Inc.                                      (44,642)
       Less fees paid indirectly                                              (15)
                                                                     ------------
     Net expenses                                                    $  3,740,831
                                                                     ------------
       Net investment income                                         $ 28,408,228
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
  Net realized loss from:
   Investments                                    $ (5,931,822)
   Interest rate swaps                                (869,389)      $ (6,801,211)
                                                  ------------       ------------
  Change in net unrealized gain on:
   Investments                                    $  9,158,126
   Interest rate swaps                               1,633,520       $ 10,791,646
                                                  ------------       ------------
     Net gain on investments and interest
       rate swaps                                                    $  3,990,435
                                                                     ------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
  Net investment income                           $ (2,038,110)
  Net realized gains                                  (115,290)
                                                  ------------
     Total distributions                                             $ (2,153,400)
                                                                     ------------
       Net increase in net assets applicable
         to common shareowners resulting
         from operations                                             $ 30,245,263
                                                                     ============

  The accompanying notes are an integral part of these financial statements.  19

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 3/31/05 and the Period from 10/20/03 (Commencement of Operations) to 3/31/04


                                                                                 10/20/03
                                                             Year Ended             to
                                                              3/31/05             3/31/04
FROM OPERATIONS:
  Net investment income                                  $ 28,408,228         $ 10,059,668
  Net realized gain (loss) on investments and
   interest rate swaps                                     (6,801,211)           1,905,680
  Net unrealized gain on investments and
   interest rate swaps                                     10,791,646            3,340,990
  Dividends and distributions to preferred
   shareowners from:
   Net investment income                                   (2,038,110)            (381,060)
   Net realized gains                                        (115,290)                   -
                                                         ------------         ------------
     Net increase in net assets applicable to
       common shareowners resulting from
       operations                                        $ 30,245,263         $ 14,925,278
                                                         ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREOWNERS FROM:
  Net investment income ($1.13 and $0.38
   per share, respectively)                              $(25,460,141)        $ (8,446,539)
  Net realized gains ($0.09 and $0.00 per share,
   respectively)                                           (1,929,676)                   -
                                                         ------------         ------------
   Total distributions to common shareowners             $(27,389,817)        $ (8,446,539)
                                                         ------------         ------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares        $          -         $293,662,500
  Net proceeds from underwriters' over-allotment
   option exercised                                                 -           28,427,934
  Reinvestment of distributions                             1,703,729            1,237,835
  Changes in estimated common share offering costs
   charged to paid-in capital                                 296,168             (674,535)
  Changes in estimated preferred share offering costs
   charged to paid-in capital                                  26,483           (1,740,000)
                                                         ------------         ------------
   Net increase in net assets applicable to
     common shareowners resulting from Trust
     share transactions                                  $  2,026,380         $320,913,734
                                                         ------------         ------------
   Net increase in net assets applicable to
     common shareowners                                  $  4,881,826         $327,392,473
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Beginning of period                                     327,492,476              100,003
                                                         ------------         ------------
  End of period (including undistributed net
   investment income of $928,286 and
   $1,231,785, respectively)                             $332,374,302         $327,492,476
                                                         ============         ============

20  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           10/20/03 (b)
                                                                            Year Ended         to
                                                                              3/31/05      3/31/04
Per Common Share Operating Performance
Net asset value, beginning of period                                         $  14.51       $ 14.33(c)
                                                                             --------       -------
Increase (decrease) from investment operations:(a)
 Net investment income                                                       $   1.26       $  0.46
 Net realized and unrealized gain on investments and interest rate swaps         0.18          0.23
Dividends and distributions to preferred shareowners:
 Net investment income                                                          (0.09)        (0.02)
 Net realized gains                                                             (0.01)            -
                                                                             --------       -------
 Net increase from investment operations                                     $   1.34       $  0.67
Dividends and distributions to common shareowners:
 Net investment income                                                          (1.13)        (0.38)
 Net realized gains                                                             (0.09)            -
Changes in (estimated) offering costs charged to paid-in capital with respect to issuance of:
 Common shares                                                                   0.01         (0.03)
 Preferred shares                                                                   -         (0.08)
                                                                             --------       -------
Net increase in net asset value                                              $   0.13       $  0.18
                                                                             --------       -------
Net asset value, end of period(d)                                            $  14.64       $ 14.51
                                                                             ========       =======
Market value, end of period(d)                                               $  14.37       $ 15.05
                                                                             ========       =======
Total return(e)                                                                  4.07%         2.93%
Ratios to average net assets of common shareowners
 Net expenses(f)                                                                 1.18%         1.01%(g)
 Net investment income before preferred share dividends(f)                       8.94%         6.98%(g)
 Preferred share dividends                                                       0.64%         0.26%(g)
 Net investment income available to common shareowners                           8.30%         6.72%(g)
Portfolio turnover                                                                 39%           62%
Net assets of common shareowners, end of period (in thousands)               $332,374       $327,492
Preferred shares outstanding (in thousands)                                  $150,000       $150,000
Asset coverage per preferred share, end of period                            $ 80,396       $79,582
Average market value per preferred share                                     $ 25,000       $25,000
Liquidation value per preferred share                                        $ 25,000       $25,000
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(f)                                                                 1.19%         1.04%(g)
 Net investment income before preferred share dividends(f)                       8.93%         6.95%(g)
 Preferred share dividends                                                       0.64%         0.26%(g)
 Net investment income available to common shareowners                           8.29%         6.69%(g)

(a) The per share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on October 15, 2003.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(f) Ratios do not reflect the effect of dividend payments to preferred shareowners.
(g) Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


  The accompanying notes are an integral part of these financial statements.  21

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/05
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Advantage Trust (the "Trust") was organized as a Delaware statutory trust on August 6, 2003. Prior to commencing operations on October 20, 2003 the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. ("PIM"), the Trust's investment adviser and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIM has reimbursed all the Trust's organizational expenses. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax and the Trust may seek capital appreciation to the extent that it is consistent with its primary investment objective.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities.

The Trust invests in below investment grade (high-yield) municipal securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of March 31, 2005, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Discount and premium on debt securities are accreted or amortized daily, respectively, on an effective yield to maturity basis and are included in interest income. Interest income is recorded on an accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investments transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2005, the Trust reclassified $1,213,476 to decrease undistributed net investment income and to decrease accumulated net realized loss on investments. The reclassification has no impact on the net assets value of the Trust and presents the Trust's capital accounts on a tax basis.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/05                                (continued)
--------------------------------------------------------------------------------

   At March 31, 2005, the Trust had a capital loss carryforward of $360,350, which will expire in 2013 if not utilized.

   The tax character of distributions paid to common and preferred shareowners during the year ended March 31, 2005 and the period ended March 31, 2004 was as follows:

--------------------------------------------------------------------------------

                                 2005             2004
  Distributions paid from:
  Tax exempt income           $27,466,541      $8,827,599
  Ordinary income               2,076,676               -
                              -----------      ----------
    Total                     $29,543,217      $8,827,599
                              ===========      ==========

--------------------------------------------------------------------------------

   The following shows components of distributable earnings on a federal income tax basis at March 31, 2005.

--------------------------------------------------------------------------------

                                      2005
 Undistributed tax-exempt income   $1,854,616
 Capital loss carry forward          (360,350)
 Dividend payable                  (2,127,942)
 Unrealized appreciation           15,334,248
 Post October loss deferred        (5,366,387)
                                   ----------
   Total                           $9,334,185
                                   ==========

--------------------------------------------------------------------------------

   The difference between the unrealized appreciation on a book-basis of $14,132,636 shown on the Statement of Assets and Liabilities and tax-basis unrealized appreciation of $15,334,248 shown above is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax differences.

C. Automatic Dividend Reinvestment Plan

   All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is com-

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   pletely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of Unicredito Italiano S.p.A. ("Unicredito Italiano"), manages the Trust's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/05                                (continued)
--------------------------------------------------------------------------------

and the aggregate liquidation preference of any outstanding preferred shares. At March 31, 2005, $223,833 was payable to PIM related to management fees.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. For the year ended March 31, 2005, the Trust recorded $363,259 of "Administration fees and reimbursement" on the Statement of Operations.

The Trust has retained Princeton Administrators, L.P. ("Princeton"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets, subject to a minimum monthly fee of $10,000.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses) to 0.80% of the Trusts average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. For the year ended March 31, 2005, the expense reduction under such arrangements was $44,642.

3. Transfer Agents
Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates which are paid by the Trust. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Preferred Shares ("APS"). The Trust pays Deutsche Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Expense Offset Arrangements
The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2005, the Trust's expenses were reduced by $15 under such arrangement.

5. Interest Rate Swaps
The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/depreciation of interest rate swaps on the statement of assets and liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the statement of operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to market" the market value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at March 31, 2005 the Trust does not anticipate non-performance by any counterparty.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/05                                (continued)
--------------------------------------------------------------------------------

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of March 31, 2005 were as follows:

--------------------------------------------------------------------------------

                 Termination      Notional      Fixed     Floating     Unrealized
 Counterparty        Date       Amount (000)    Rate        Rate      Appreciation
----------------------------------------------------------------------------------
 UBS AG        April 5, 2009       $75,000    2.665%   1 month BMA    $1,633,520

--------------------------------------------------------------------------------

6. Trust Shares
There are an unlimited number of common shares of beneficial interest authorized. Of the 22,698,047 common shares of beneficial interest outstanding at March 31, 2005, PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the year ended March 31, 2005 and the period from October 20, 2003 (commencement of investment operations) to March 31, 2004 were as follows:

--------------------------------------------------------------------------------

                                              3/2005          3/2004
  Shares issued in connection with
    initial public offering                        -      20,500,000
  Shares issued from underwriters'
    over-allotment option exercised                -       1,984,498
  Reinvestment of distributions              121,919          84,649
                                          ----------      ----------
  Net increase in shares outstanding         121,919      22,569,147
                                          ----------      ----------
  Shares outstanding at beginning
    of period                             22,576,128           6,981
                                          ----------      ----------
  Shares outstanding at end of period     22,698,047      22,576,128
                                          ==========      ==========

--------------------------------------------------------------------------------

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2005, there were 6,000 APS as follows: Series A-3,000 and Series B-3,000.

Dividends on Series A and Series B APS are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividend rates ranged from 0.949% to 2.375% during the year ended March 31, 2005.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

7. Subsequent Events
Subsequent to March 31, 2005, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.08375 per common share payable April 29, 2005, to shareowners of record on April 15, 2005.

For the period April 1, 2005 to April 30, 2005, dividends declared on preferred shares totaled $299,040 in aggregate for the two outstanding preferred share series.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/05                                (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by Pioneer Municipal High Income Advantage Trust during the taxable year ended March 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following summarizes the taxable per share distributions paid by the Trust during the year:

--------------------------------------------------------------------------------

                         Payable Date     Ordinary Income
-------------------------------------------------------------------------------
 Common Shareholders:
                          12/31/2004         $0.085085
 Preferred Shareholders:
  Series A                12/14/2004         $   11.39
  Series A                12/21/2004         $    7.73
  Series B                12/13/2004         $   11.39
  Series B                12/20/2004         $    7.92

--------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Municipal High Income Advantage Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Municipal High Income Advantage Trust (the "Trust") as of March 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended March 31, 2005 and for the period from October 20, 2003 (commencement of operations) to March 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal High Income Advantage Trust at March 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended March 31, 2005 and for the period from October 20, 2003 (commencement of operations) to March 31, 2004, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
May 17, 2005

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On November 10, 2004, Pioneer Municipal High Income Advantage Trust held its annual meeting of shareowners to elect Trustees. All Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class I trustees.

--------------------------------------------------------------------------------

Nominee                   Affirmative     Withheld
----------------------   -------------   ---------
John F. Cogan, Jr.            4,986            1
Dr. R.H. Egdahl          16,317,240      196,167
Stephen K. West          16,318,656      194,751

--------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Trust's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Trust to receive quality investment advisory services at a cost deemed reasonable and in the best interests of the Trust and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Trust.

Throughout the year, the Independent Trustees regularly met in executive sessions separately from the Interested Trustees of the Trust and any officers of Pioneer Investment Management, Inc., the Trust's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Trust, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Trust or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Trust. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Trust, a peer group of funds and two relevant indices, in each case selected by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Trust invests, (iii) the procedures employed to determine the value of each of the Trust's assets, (iv) the Investment Adviser's management of the relationships with the Trust's unaffiliated service providers, (v) the record of compliance with the Trust's investment policies and restrictions and with the Trust's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (vi) the nature, cost and character of non-investment

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

management services provided by the Investment Adviser and its affiliates, (vii) the disclosures included in the Trust's reports to shareowners, and (viii) analyses of the benefits and costs of the use of leverage through the issuance of the Trust's preferred shares and sensitivity analyses based on changes in interest rates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one year and life of the Trust periods for the Trust and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of other comparable portfolios managed by the Investment Adviser, (4) expense ratios for the Trust and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Trust, (7) administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties.

The following summarizes matters considered by the Trustees in connection with their renewal of the Trust's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds that has a favorable reputation in the secondary market for closed-end funds. The Trustees also noted that the relationship of the market price relative to the Trust's net assets attributed to its common shares was at least comparable to other closed-end funds with similar investment approaches.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Trust's investment objec-

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   tives and regulatory requirements. The Trustees also reviewed the Trust's investment performance, based on total return, as well as the Trust's performance compared to both the performance of a peer group and the results of two relevant indices, in each case selected by the Independent Trustees for this purpose. The Trust's performance on the basis of total return was in the fifth quintile from inception through June 30, 2004. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) In reviewing the performance of the Trust on the basis of total return for this initial period of operation, the Trustees considered the underwriting and offering costs that contributed to the fifth quintile performance. The Trustees also considered that the yield to Trust shareowners significantly exceeded the yield of the Lehman Municipal Bond Index and the Lipper Closed-End High Yield Municipal Funds Index, for the twelve months ended November 30, 2004. The Trustees also noted that, although the Trust is leveraged, the Investment Adviser had hedged a portion of the interest rate risk related to the leverage in order to reduce the potential for negative performance that could be caused by rising interest rates. The Trustees concluded that the performance of the Trust supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Trust and the Trust's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Trust invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Trust, including administrative and shareowner

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

   services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Trust well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Trust's management fee for the 12 months ended June 30, 2004 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Trust's expense ratio for the 12 months ended June 30, 2004 and expense ratios for the comparable period of a peer group of funds selected by the Independent Trustees for this purpose. The Trust's expense ratio (before giving effect to expense limitations) was in the third quintile of the applicable peer group for the most recent fiscal year of the peer group. The Trustees concluded that the Trust's expense ratio (before giving effect to expense limitations) was at the average of comparable funds. The Trustees also considered as a favorable factor the Investment Adviser's undertaking to limit Trust expense until 2007.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer funds, including details with respect to the Trust. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each fund. The Trustees also considered the financial results realized by the

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Investment Adviser in connection with the operation of the Trust. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Trust's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer funds, including the financial results derived from the Trust, bear a reasonable relationship to the services rendered and are fair for the management of the Trust.

G. Economies of Scale. The Trustees considered whether the Trust had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Trust, other than under the Management Contract, for services provided by the Investment Adviser and affiliates. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Trust and the Pioneer funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Trust.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Trust is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.

Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 80 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held    Length of Service                                                  Other Directorships
Name and Age               With the Trust    and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
John F. Cogan, Jr. (78)*   Chairman of the   Trustee since        Deputy Chairman and a Director of Pioneer     Chairman and
                           Board, Trustee    September, 2003.     Global Asset Management S.p.A. ("PGAM");      Director of ICI
                           and President     Term expires         Non-Executive Chairman and a Director of      Mutual Insurance
                                             in 2007.             Pioneer Investment Management USA Inc.        Company; Director of
                                                                  ("PIM-USA"); Chairman and a Director of       Harbor Global
                                                                  Pioneer; Director of Pioneer Alternative      Company, Ltd.
                                                                  Investment Management Limited (Dublin);
                                                                  President and a Director of Pioneer
                                                                  Alternative Investment Management
                                                                  (Bermuda) Limited and affiliated funds;
                                                                  President and Director of Pioneer Funds
                                                                  Distributor, Inc. ("PFD"); President of
                                                                  all of the Pioneer Funds; and Of Counsel
                                                                  (since 2000, partner prior to 2000),
                                                                  Wilmer Cutler Pickering Hale and Dorr LLP
                                                                  (counsel to PIM-USA and the Pioneer
                                                                  Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**      Trustee and       Trustee since        President and Chief Executive Officer,        None
                           Executive Vice    August, 2003.        PIM-USA since May 2003 (Director since
                           President         Term expires         January 2001); President and Director of
                                             in 2005.             Pioneer since May 2003; Chairman and
                                                                  Director of Pioneer Investment Management
                                                                  Shareholder Services, Inc. ("PIMSS") since
                                                                  May 2003; Executive Vice President of all
                                                                  of the Pioneer Funds since June 2003;
                                                                  Executive Vice President and Chief
                                                                  Operating Officer of PIM-USA, November
                                                                  2000 to May 2003; Executive Vice
                                                                  President, Chief Financial Officer and
                                                                  Treasurer, John Hancock Advisers, L.L.C.,
                                                                  Boston, MA, November 1999 to November
                                                                  2000; Senior Vice President and Chief
                                                                  Financial Officer, John Hancock Advisers,
                                                                  L.L.C., April 1997 to November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held    Length of Service                                                  Other Directorships
Name and Age               With the Trust    and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
David R. Bock** (61)       Trustee           Trustee since        Senior Vice President and Chief Financial     Director of The
3050 K. Street NW,                           2005. Term expires   Officer, I-trax, Inc. (publicly traded        Enterprise Social
Washington, DC 20007                         in 2007.             health care services company)                 Investment Company
                                                                  (2001-present); Managing Partner, Federal     (privately-held
                                                                  City Capital Advisors (boutique merchant      affordable housing
                                                                  bank) (1995-2000; 2002 to 2004); Executive    finance company);
                                                                  Vice President and Chief Financial            Director of New York
                                                                  Officer, Pedestal Inc. (internet-based        Mortgage Trust
                                                                  mortgage trading company) (2000-2002)         (publicly traded
                                                                                                                mortgage REIT)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)          Trustee           Trustee since        President, Bush International                 Director of Brady
3509 Woodbine Street,                        September, 2003.     (international financial advisory firm)       Corporation
Chevy Chase, MD 20815                        Term expires                                                       (industrial
                                             in 2006.                                                           identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer),
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)  Trustee           Trustee since        Founding Director, The Winthrop Group,        None
1001 Sherbrooke Street West,                 September, 2003.     Inc. (consulting firm); Professor of
Montreal, Quebec, Canada                     Term expires         Management, Faculty of Management, McGill
H3A 1G5                                      in 2005.             University
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held    Length of Service                                                  Other Directorships
Name and Age               With the Trust    and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Marguerite A. Piret (57)   Trustee           Trustee since        President and Chief Executive Officer,        Director of New
One Boston Place, 28th Floor,                September, 2003.     Newbury, Piret & Company, Inc. (investment    America High Income
Boston, MA 02108                             Term expires         banking firm)                                 Fund, Inc.
                                             in 2006.                                                           (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West (76)       Trustee           Trustee since        Senior Counsel, Sullivan & Cromwell (law      Director, The Swiss
125 Broad Street,                            September, 2003.     firm)                                         Helvetia Fund, Inc.
New York, NY 10004                           Term expires                                                       (closed-end
                                             in 2007.                                                           investment company)
                                                                                                                and AMVESCAP PLC
                                                                                                                (investment
                                                                                                                managers)
------------------------------------------------------------------------------------------------------------------------------------

John Winthrop (68)         Trustee           Trustee since        President, John Winthrop & Co., Inc.          None
One North Adgers Wharf,                      September, 2003.     (private investment firm)
Charleston, SC 29401                         Term expires
                                             in 2005.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           Positions Held    Length of Service                                                  Other Directorships
Name and Age               With the Trust    and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Dorothy E. Bourassa (57)   Secretary         Since September,     Secretary of PIM-USA; Senior Vice             None
                                             2003. Serves at      President- Legal of Pioneer; and
                                             the discretion of    Secretary/Clerk of most of PIM-USA's
                                             the Board            subsidiaries since October 2000; Secretary
                                                                  of all of the Pioneer Funds since
                                                                  September 2003 (Assistant Secretary from
                                                                  November 2000 to September 2003); and
                                                                  Senior Counsel, Assistant Vice President
                                                                  and Director of Compliance of PIM-USA from
                                                                  April 1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40) Assistant         Since September,     Assistant Vice President and Senior           None
                           Secretary         2003. Serves at      Counsel of Pioneer since July 2002; Vice
                                             the discretion of    President and Senior Counsel of BISYS Fund
                                             the Board            Services, Inc. (April 2001 to June 2002);
                                                                  Senior Vice President and Deputy General
                                                                  Counsel of Funds Distributor, Inc. (July
                                                                  2000 to April 2001; Vice President and
                                                                  Associate General Counsel from July 1996
                                                                  to July 2000); Assistant Secretary of all
                                                                  Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)       Assistant         Since September,     Partner, Wilmer Cutler Pickering Hale and     None
                           Secretary         2003. Serves at      Dorr LLP; Assistant Secretary of all
                                             the discretion of    Pioneer Funds since September 2003
                                             the Board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)          Treasurer         Since September,     Vice President-Fund Accounting,               None
                                             2003. Serves at      Administration and Custody Services of
                                             the discretion of    Pioneer; and Treasurer of all of the
                                             the Board            Pioneer Funds (Assistant Treasurer from
                                                                  June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           Positions Held    Length of Service                                                  Other Directorships
Name and Age               With the Trust    and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Mark E. Bradley (45)       Assistant         Since November,      Deputy Treasurer of Pioneer since 2004;       None
                           Treasurer         2004. Serves at      Treasurer and Senior Vice President, CDC
                                             the discretion of    IXIS Asset Management Services from 2002
                                             the Board            to 2003; Assistant Treasurer and Vice
                                                                  President, MFS Investment Management from
                                                                  1997 to 2002; and Assistant Treasurer of
                                                                  all of the Pioneer Funds since November
                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)      Assistant         Since September,     Assistant Vice President-Fund Accounting,     None
                           Treasurer         2003. Serves at      Administration and Custody Services of
                                             the discretion of    Pioneer; and Assistant Treasurer of all of
                                             the Board            the Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (47)         Assistant         Since September,     Fund Accounting Manager-Fund Accounting,      None
                           Treasurer         2003. Serves at      Administration and Custody Services of
                                             the discretion of    Pioneer; and Assistant Treasurer of all of
                                             the Board            the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim              Assistant         Since September,     Fund Administration Manager-Fund              None
Sullivan (31)              Treasurer         2003. Serves at      Accounting, Administration and Custody
                                             the discretion of    Services since June 2003; Assistant Vice
                                             the Board            President-Mutual Fund Operations of State
                                                                  Street Corporation from June 2002 to June
                                                                  2003 (formerly Deutsche Bank Asset
                                                                  Management); Pioneer Fund Accounting,
                                                                  Administration and Custody Services (Fund
                                                                  Accounting Manager from August 1999 to May
                                                                  2002, Fund Accounting Services Supervisor
                                                                  from 1997 to July 1999); Assistant
                                                                  Treasurer of all Pioneer Funds since
                                                                  September 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           Positions Held    Length of Service                                                  Other Directorships
Name and Age               With the Trust    and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Martin J. Wolin (37)       Chief             Since October,       Chief Compliance Officer of Pioneer           None
                           Compliance        2004. Serves at      (Director of Compliance and Senior Counsel
                           Officer           the discretion of    from November 2000 to September 2004);
                                             the Board            Vice President and Associate General
                                                                  Counsel of UAM Fund Services, Inc. (mutual
                                                                  fund administration company) from February
                                                                  1998 to November 2000; and Chief
                                                                  Compliance Officer of all of the Pioneer
                                                                  Funds.
------------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                               1-800-710-0935

Telecommunications Device for the Deaf (TDD)                      1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                                         Write to
General inquiries, lost dividend checks                     P.O. Box 3315
                                                            South Hackensack, NJ
                                                            07606-1915

Change of address, account consolidation                    P.O. Box 3316
                                                            South Hackensack, NJ
                                                            07606-1916

Lost stock certificates                                     P.O. Box 3317
                                                            South Hackensack, NJ
                                                            07606-1917

Stock transfer                                              P.O. Box 3312
                                                            South Hackensack, NJ
                                                            07606-1912

Dividend reinvestment plan (DRIP)                           P.O. Box 3338
                                                            South Hackensack, NJ
                                                            07606-1938

For additional information, please contact your investment advisor or visit our web site www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerfunds.com

















17582-00-0505
(C)2005 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$22,900 in 2005 and $59,000 in 2004.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trusts audit-related services totaled approximately $8,000 in 2005 and $12,500 in 2004, which were related to the issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $6,000 and $3,600 for 2005 and 2004, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended March 31, 2005 and 2004.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trusts audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2005 and 2004, there were no services provided to an affiliate that required the Trusts audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's independent auditor, Ernst & Young
LLP ("E&Y"), recently has advised the Securities and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Fund's Board of Trustees that certain non-audit work performed by E&Y's China affiliate has raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Fund's Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Fund's Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. The Committee continues to review the facts and circumstances surrounding the matter, including the issue of whether the monies transferred for employees' taxes were de facto monies due the employees for tax payments rather than monies belonging to UCI.
E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $15,100 in 2005 and $20,100 in 2004. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Advantage Trust

By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  May 27, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 27, 2005


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 27, 2005

* Print the name and title of each signing officer under his or her signature.